Fiscal 2023 Fourth Quarter and Full-Year Results MARCH 19, 2024

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 2 CAUTIONARY STATEMENTS Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 28, 2024 and other factors discussed in our filings with the United States Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for municipal contracts; price fluctuations in our product costs; our ability to manage our inventory effectively, including during periods of supply chain disruptions; our ability to continue our customer relationships with short-term contracts; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or limited supplier distribution rights are terminated; the availability of freight; the ability of our customers to make payments on credit sales; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; interruptions in the proper functioning of our and our third-party service providers’ information technology systems, including from cybersecurity threats; risks associated with exporting our products internationally; our ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; our indebtedness and the potential that we may incur additional indebtedness that might restrict our operating flexibility; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP as amended, and the Tax Receivable Agreements (each as defined in our Annual Report on Form 10-K); increases in interest rates; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K . These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income or net income attributable to Core & Main, Inc., as applicable, cash provided by or used in operating, investing or financing activities, or other financial statement data presented in the financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non- GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA, Adjusted EBITDA margin or Operating Cash Flow Conversion for fiscal 2024 are included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc. or cash provided by or used in operating activities, the most directly comparable GAAP measures, without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”) and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Annual Report on Form 10- K) held by the Continuing Limited Partners (as defined in our Annual Report on Form 10-K) in Holdings. The Company’s fiscal year is a 52 or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. Each of the three months ended January 28, 2024, and three months ended January 29, 2023, included 13 weeks and each of the fiscal years ended January 28, 2024, and January 29, 2023, included 52 weeks. The next fiscal year ending February 2, 2025 (“fiscal 2024”) will inc lude 53 weeks.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 3 TODAY’S PRESENTERS Steve LeClair Chairman & Chief Executive Officer Mark Witkowski Chief Financial Officer Robyn Bradbury VP, Finance & Investor Relations

Business Update STEVE LECLAIR

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 17% 5 CORE & MAIN SNAPSHOT Key Stats(1) Market Reach(1) $10.2B Market Cap(2) $6.7B Net Sales $910M Adjusted EBITDA(3) ~335 Branches ~5,000 Employees 48 States 60K+ Customers ~5,000 Suppliers 200K+ SKUs Corporate HQ Branch locations Market Share Product Mix $39B TAM(4) 67% 15% 10% 8% Pipes, Valves, & Fittings Storm Drainage Fire Protection Meters 42% 38% 20% Municipal Non-Residential Residential 50%50% New Construction Repair & Replacement Market Mix New Construction vs. Repair & Replace (1) As of the fiscal year ended January 28, 2024 unless otherwise noted. (2) As of March 15, 2024. (3) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (4) Based on independent third-party research and management estimates. Leader in Advancing Reliable Infrastructure with Local Service, Nationwide $1.1B Operating Cash Flow

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 6 FY23 ACCOMPLISHMENTS Investment in Long-Term Growth ▪ Opened 4 new locations in underserved markets ▪ Closed 10 acquisitions during and after the year to enhance geographic footprint, expand product offering and acquire key talent ▪ Continued investments to drive above market growth and margin expansion Strong Financial Performance ▪ Record net sales of over $6.7B ▪ Record operating cash flow of ~$1.1B ▪ Maintained pricing and margin discipline despite normalizing supply chains Commitment to Driving Value for Shareholders ▪ Deployed ~$1.3B of capital to repurchase and retire 45 million shares ▪ Added financial capacity to continue executing long-term growth strategy ▪ Amended Board composition subsequent to the year

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 7 TRACK RECORD OF STRONG PERFORMANCE Efficient Business Model With a Track Record of Operational Excellence & Superior Financial Performance $3,389 $3,642 $5,004 $6,651 $6,702 FY19 FY20 FY21 FY22 FY23 6.4x 5.6x 2.5x 1.4x 2.1x FY19 FY20 FY21 FY22 FY23 $298 $342 $604 $935 $910 8.8% 9.4% 12.1% 14.1% 13.6% FY19 FY20 FY21 FY22 FY23 Net Sales Adj. EBITDA & Adj. EBITDA Margin(1) Net Debt Leverage(2) +19% CAGR +32% CAGR (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) Net Debt Leverage represents gross consolidated debt net of cash & cash equivalents divided by Adjusted EBITDA for the last twelve months, which is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. % Growth 6% 8% 37% 33% 1%

Financial Results MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $0.28 $0.31 $0.34 Q4'21 Q4'22 Q4'23 $1,246 $1,374 $1,440 Q4'21 Q4'22 Q4'23 $327 $373 $384 Q4'21 Q4'22 Q4'23 $151 $164 $160 Q4'21 Q4'22 Q4'23 9 Q4 2023 FINANCIAL RESULTS Net Sales Gross Profit Adjusted EBITDA(1) Diluted Earnings Per Share ($ in Millions, Except Per Share Amounts) (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. +10% 26.2% 27.1%+90 bps% Margin 12.1% 11.9%(20 bps) +9% +14% +5% (40 bps) +3% (80 bps) (2%) 11.1% 26.7% +10% +11% % Margin(1)

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $0.55 $2.13 $2.15 FY21 FY22 FY23 $1,280 $1,795 $1,818 FY21 FY22 FY23 $5,004 $6,651 $6,702 FY21 FY22 FY23 $604 $935 $910 FY21 FY22 FY23 10 FY23 FINANCIAL RESULTS Net Sales Gross Profit Adjusted EBITDA(1) Diluted Earnings Per Share ($ in Millions, Except Per Share Amounts) (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) For the fiscal year ended January 30, 2022, represents diluted earnings per share of Class A common stock for the period from July 23, 2021 through January 30, 2022, which is the period following the Reorganization Transactions as described in Note 1 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 28, 2024. +33% 25.6% 27.0%+140 bps% Margin % Margin(1) 12.1% 14.1%+200 bps +55% +40% (3%) 13.6%(50 bps) +1% 27.1% +1% +10 bps +287% +1% (2)

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 11 FY23 CASH FLOW & BALANCE SHEET Operating Cash Flow Net Debt Leverage(3) Uses of Capital ($ in Millions) (1) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) For taxes, represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not include the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Net Debt Leverage represents gross consolidated debt net of cash & cash equivalents divided by Adjusted EBITDA for the last twelve months, which is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. 1.4x 2.1x FY22 FY23 $910 $367 ($179) ($29) $1,069 FY23 Adjusted EBITDA Working Capital Taxes & Interest Other Operating Cash Flow Share Repurchases ($1,344) Acquisitions ($231) Internal Investments ($39) Debt Service ($15) ~$1.6B (1) (2)

© Core & Main All Rights Reserved. Confidential and Proprietary Information. FISCAL 2024 OUTLOOK 12 Metric Outlook Net Sales Y-o-Y % Growth $7,400M - $7,600M +10% to +13% Adjusted EBITDA Y-o-Y % Growth $925M - $975M +2% to +7% Adjusted EBITDA Margin 12.5% - 12.8% Operating Cash Flow Conversion(1) 60% - 70% Considerations (1) Defined as net cash provided by (used in) operating activities divided by Adjusted EBITDA for the period presented. ▪ End market demand expected to grow low single-digits in FY24 ▪ Expect to deliver 200 - 400 bps of above market growth from the execution of our product, customer and geographic expansion initiatives ▪ Expect 6 - 7% sales growth from acquisitions that have already closed ▪ Price contribution expected to be roughly flat for the year ▪ Gross margin expected to normalize by another 30 - 50 bps from fiscal 2023 fourth quarter results ▪ Outlook reflects a new foundation for Adjusted EBITDA margin

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAPITAL ALLOCATION FRAMEWORK 13 Priority Uses for Capital Organic Growth & Operational Initiatives M&A Share Repurchases or Dividends Capital Allocation Framework ▪ Expect future capital expenditures to average ~0.5% – 0.6% of net sales ▪ Maintain a robust M&A pipeline and a disciplined approach to sourcing, acquiring and integrating businesses ▪ Deploy surplus capital towards share repurchases and/or dividends, subject to Board approval ▪ >$1.3B of capital deployed for share repurchases in FY23 Operating Cash Flow Target ~60 –70% of Adjusted EBITDA Maintain Flexible Balance Sheet with Net Debt Leverage Target of 1.5x – 3.0x

Appendix

© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 15

WELL-POSITIONED TO WIN WITHIN COMPLEX INDUSTRY

Differentiated Industry

Highly Complex Specification & Regulation
- Local regulation and specification needs; strong participation in governing / regulating bodies
- Pre-project specification influence

Specialized Product Requirements
- Local, regional & national product specialists required to support complex project needs

Limited Distribution Rights
- Suppliers require local knowledge & experience to secure limited distribution rights

Fragmented Industry
- Highly diversified supplier base & fragmented customer base creates need for scaled distribution

Branch Network & Logistics
- Coordinated jobsite delivery & customer support
- Differentiated delivery capabilities

Our Competitive Advantages

Industry Expertise

Deep knowledge of products and local specifications, supported by consultative sales approach and delivery expertise

Size & Unique Scalability

335 branches across 48 states

Partnering with ~5,000 suppliers to reach 60,000+ diverse customers

Deep Customer & Supplier Relationships

Strong, long-standing customer & supplier relationships with access to 200K+ products, many with limited distribution rights

Differentiated Services & Deep Product Portfolio

"One-stop-shop" for customer solutions, enabled by project value engineering and jobsite support

Technology & Innovation Specific to our Industry

Proprietary technology platforms drive operational efficiency and enhance customer experience

Best Industry Talent

People-first approach is critical to developing industry leaders and enabling local expertise, nationwide

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. 17 MULTIPLE INITIATIVES TO DRIVE LONG-TERM GROWTH Sales Initiatives Margin Initiatives Meters Fire Protection Storm Drainage Strategic Accounts Fusible HDPE Solutions Treatment Plant Geosynthetics Greenfield Expansion Private Label Pricing Analytics Sourcing Optimization Operational Excellence

COMPOUNDING GROWTH THROUGH M&A

~$1.6B of Capital Deployed on 30+ Acquisitions Since 2017

Driving Sustainable Growth Through M&A…

October 2017	June 2018	July 2018	August 2018	January 2019	February 2019	July 2019
MN Pipe & Equipment	St. Louis Fab & Supply	Dot Sales Company	Finish Line Systems	DCL Fabrication & Supply Inc	MP	Long Island Pipe Supply, Inc.
October 2019	October 2019	March 2020	August 2020	March 2021	August 2021	August 2021
J&J Supply	ERS	R&B Company	Water Works Supply Co.	Triple T Pipe & Supply	Pacific Pipe	L&M Supply
October 2021	November 2021	March 2022	May 2022	June 2022	August 2022	October 2022
CES Industrial Piping Supply, LLC	Catalone Pipe & Supply	Dodson Engineered Products, Inc.	LCS	Earth Saver Erosion Control Products	Inland Water Works Supply Co.	Trumbull
October 2022	December 2022	March 2023	April 2023	April 2023	July 2023	July 2023
D	Lanier Municipal Supply Co., Inc.	LCS	UPSCO	Midwest Pipe Supply, Inc.	Foster Supply	Dangelo Co.
November 2023	December 2023	January 2024	February 2024	March 2024	TBD	
Enviroscape	GWW Granite Water Works	Lee Supply Co. Inc.	ESi	Kepner	ACF West Inc. Geosynthetic Products	

…Leveraging Our Disciplined Approach

Maximize Market Presence

- Significant opportunity to fill existing geographies and product lines or expand into new geographies and product lines
- Ability to access attractive markets, new technologies and product innovations
- Diligent assessment of macro growth trends and competitive landscape

Drive Value Creation

- Our size, scale and differentiated capabilities drives immediate synergistic value with a focus on people, process and strategy
- Past synergies have driven highly attractive returns on capital and support shareholder value creation

Leverage Entrepreneurial Culture

- Successful track record of retaining and promoting management and associates of acquired companies
- Our "local service, nationwide" philosophy incentivizes acquired companies to be entrepreneurial, making decisions grounded in a customer-centric approach

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. Pipes, Valves & Fittings Meters $55B to expand access to clean drinking water $13.5B $50B to protect against droughts, floods, heat and wildfires, in addition to major investments in weatherization and cybersecurity $2.5B Pipes, Valves & Fittings Storm Drainage $110B to repair roads and bridges and support major transformational projects $1.0B Storm Drainage Erosion Control $25B to create more modern, resilient and sustainable airport infrastructure $0.2B Fire Protection CNM Serviceable Opportunity / Representative Product Lines 19 CRITICAL INVESTMENTS FROM THE INFRASTRUCTURE INVESTMENT & JOBS ACT

RECONCILIATION OF NON-GAAP MEASURES

($ in Millions)

Adjusted EBITDA & Adjusted EBITDA Margin

	Three Months Ended			Fiscal Years Ended				
	January 28, 2024	January 29, 2023	January 30, 2022	January 28, 2024	January 29, 2023	January 30, 2022	January 31, 2021	February 2, 2020
Net income attributable to Core & Main, Inc.	$ 63	$ 54	$ 48	$ 371	$ 366	$ 166		
Plus: net income attributable to non-controlling interest	13	30	31	160	215	59		
Net income	76	84	79	531	581	225	$ 37	$ 36
Depreciation and amortization[1]	38	36	36	149	143	142	141	129
Provision for income taxes	18	20	17	128	128	51	9	6
Interest expense	22	20	13	81	66	98	139	113
EBITDA	$ 154	$ 160	$ 145	$ 889	$ 918	$ 516	$ 326	$ 284
Loss on debt modification and extinguishment	-	-	-	-	-	51	-	-
Equity-based compensation	2	2	3	10	11	25	4	4
Acquisition expenses[2]	2	2	1	6	5	7	12	10
Offering expenses[3]	2	-	2	5	1	5	-	-
Adjusted EBITDA	$ 160	$ 164	$ 151	$ 910	$ 935	$ 604	$ 342	$ 298
Adjusted EBITDA Margin:								
Net Sales	$ 1,440	$ 1,374	$ 1,246	$ 6,702	$ 6,651	$ 5,004	$ 3,642	$ 3,389
Adjusted EBITDA / Net Sales	11.1%	11.9%	12.1%	13.6%	14.1%	12.1%	9.4%	8.8%

(1) Includes depreciation of certain assets which are reflected in "cost of sales" in our Statement of Operations.

(2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments, expense recognition of purchase accounting fair value adjustments (excluding amortization) and contingent consideration adjustments.

(3) Represents costs related to our initial public offering and subsequent secondary offerings reflected in SG&A expenses in our Statement of Operations.

© Core & Main All Rights Reserved. Confidential and Proprietary Information.

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© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 21 ($ in Millions) Net Debt Leverage January 28, 2024 January 29, 2023 January 30, 2022 January 31, 2021 February 2, 2020 Senior Term Loan due August 2024 -$ -$ -$ 1,261$ 1,274$ Senior Notes due September 2024 - - - 300 300 Senior Notes due August 2025 - - - 750 500 Senior ABL Credit Facility due July 2026 430 - - - - Senior Term Loan due July 2028 1,463 1,478 1,493 - - Total Debt 1,893$ 1,478$ 1,493$ 2,311$ 2,074$ Less: Cash & Cash Equivalents (1) (177) (1) (381) (181) Net Debt 1,892$ 1,301$ 1,492$ 1,930$ 1,893$ Adjusted EBITDA 910 935 604 342 298 Net Debt Leverage 2.1x 1.4x 2.5x 5.6x 6.4x Fiscal Years Ended